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                                                                    EXHIBIT 10.9

            SECOND AMENDMENT TO ELECTRO-OPTICAL SCIENCES, INC. LEASE

This amendment is made the 19th day of June, 2003. by and between Bridge Street Properties. LLC, a New York Limited Liability Company having an office at One Bridge Street, Irvington, New York 10533, and Electro-Optical Sciences, Inc., a Corporation having an office at One Bridge Street, Irvington, New York 10533.

                                   Witnesseth:

      Whereas. Owner (Bridge Street Properties. LLC) and Tenant (Electro-Optical Sciences, Inc.) entered into a lease dated December 16th, 1998 of certain premises located at One Bridge Street, Irvington New York and

      Whereas, the term of the lease set forth therein is three years commencing upon, December 16, 1998 and ending upon December 15, 2001 and

      Now. Therefore, the parties hereto agree as follows:

      1. The term set forth herein will be two years, fifteen days and commence June 16, 2003, and end on June 30, 2005.

      2.    The rate to be paid monthly / yearly will be as follows:

            See attached Lease Terms Proposal

      3. Continuation of Lease Provisions: Except as amended herein, all other terms and conditions of the Lease shall remain in full force and effect for the duration of the Lease.

/s/ William Thompson                     /s/ Marek Elbaum
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Bridge Street Properties, LLC            Electro-Optical Sciences, Inc.

Member                                   Chief Operating Officer
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Title                                    Title